UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 8, 2002


                                  IEXALT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




             NEVADA                     00-09322                 75-1667097
    (STATE OF INCORPORATION)    (COMMISSION FILE NUMBER)       (IRS EMPLOYER
                                                             IDENTIFICATION NO.)



                        12000 AEROSPACE AVENUE, SUITE 375
                              HOUSTON, TEXAS 77034
    (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (281) 464-8400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     iExalt, Inc., a Nevada corporation ("iExalt"), executed a Settlement Agreement and Mutual Release on June 24, 2002 that included as one of the terms the disposition of the Company's electronic publication business ("ePublishing"). The assets and liabilities of ePublishing were effectively transferred at the close of May 31, 2002 including the name of the business, all intellectual property, and intangible assets. Excluded from the assignment were any inter-company related payable or receivable transactions.

     iExalt agreed to the settlement that resolves any obligations related to the disputed shareholder loans with J. Tompkins, note receivable related to the nXp Technologies, Inc. and compensation claims of ARTA Equity Advisors. For consideration of assignment from the Company of the assets and selected liabilities related to ePublishing, issuance of 300,000 of the Company's common shares, settlement of claims with JP Morgan Chase Bank related to the line of credit and the note payable, and execution of a note payable in the amount of $150,000 to J. Tompkins the parties have agreed to compromise, settle, and provide for the final termination of all disputes, claims, and controversies.

ITEM 5.  OTHER  EVENTS

     iExalt, Inc., a Nevada corporation ("iExalt"), subsequent to the sale of the existing line of credit and note payable obligations previously owned by Chase Bank to J.A.K. IV LP, agreed to an advance under the terms of the Interim Loan Agreement with J.A.K. IV LP dated June 24,2002 of $300,000 to resolve any outstanding obligation that might remain with the assigned line of credit and note payable.

ITEM 7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     b)   Pro Forma Financial Information.
          The appropriate pro forma financial information relating to the disposition of certain assets of ePublishing is filed herewith as Annex A.

     c)   Exhibits.
          The  following  exhibits  are  filed  herewith:


           EXHIBIT NO.      DESCRIPTION
           -----------      -----------

               2.1 Settlement Agreement and Mutual Release, dated June 24, 2002, between iExalt, Inc. and Jack I. Tompkins


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


DATE:   July 8, 2002                   iExalt,  Inc.




                                          By:   /s/  Chris  L.  Sisk
                                             -----------------------------------
                                                Chris  L.  Sisk
                                                Executive Vice President and
                                                Primary  Financial  Officer

ANNEX  A
--------

     The unaudited pro forma balance sheet of the Company as of February 28, 2002 assumes the disposition of ePublishing had taken place on February 28, 2002. The unaudited pro forma results of operations of the Company for the six-month period ended February 28, 2002 and the year ended August 31, 2001 assumes that the ePublishing disposition had been completed as of the beginning of the respective periods. The Company has included accounting information as well as material adjustments considered necessary by management for presentation in accordance with generally accepted accounting principles.

     The pro forma financial data do not purport to represent what the Company's combined financial position or results of operations would actually have been if such transactions in fact had occurred on these dates and are not necessarily representative of the Company's combined financial position or results of operations for any future period. The unaudited pro forma combined financial statements should be read along with the historical consolidated financial statements and notes thereto included in the Company's most recent annual report filed on Form 10-KSB.


                                  iExalt, Inc.
                        UNAUDITED PRO FORMA BALANCE SHEET


                                           February 28, 2002 (unaudited)
                                     ------------------------------------------
                                        iExalt &      ePublishing    Pro Forma
                                      Subsidiaries    Disposition      Total
                                     ------------------------------------------
     Current assets                  $     964,519   $   (259,768)  $  704,751
     Property, plant & equipment           353,938        (13,336)     340,602
     Goodwill and other intangibles      2,551,511       (162,349)   2,389,162
     Other assets                           20,775         (1,400)      19,375
                                     ------------------------------------------
     Total assets                    $   3,890,743   $   (436,853)  $3,453,890
                                     ==========================================

     Current liabilities             $   4,333,903   $   (199,603)  $4,134,300
     Long-term debt and other                8,058              -        8,058
     Shareholders' equity                 (451,218)      (237,250)    (688,468)
                                     ------------------------------------------
     Total liabilities & equity      $   3,890,743   $   (436,853)  $3,453,890
                                     ==========================================
                                  iExalt, Inc.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS


                                  Six Months Ended February 28, 2002 (unaudited)
                                  ----------------------------------------------
                                    Form 10-QSB
                                     Pro Forma     ePublishing    Pro Forma
                                      Note B       Disposition      Total
                                   ------------------------------------------
     Revenues                      $  3,025,690   $   (669,893)  $ 2,355,797
     Loss from operations          $ (2,494,952)  $    (44,698)  $(2,539,650)
     Net loss                      $ (3,049,222)  $    (43,348)  $(3,092,570)
     Earnings/(loss) per share     $      (2.19)                 $     (2.22)
     ProForma Weighted Average
     Number of Shares Outstanding     1,395,466                    1,395,466



                                  iExalt, Inc.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS


                                     Year Ended August 31, 2001 (unaudited)
                                   ------------------------------------------
                                    Form 10-KSB
                                     Pro Forma     ePublishing    Pro Forma
                                      Note N       Disposition      Total
                                   ------------------------------------------
     Revenues                      $  5,632,890   $ (1,314,720)  $ 4,318,170
     Loss from operations          $ (8,462,578)  $    (50,755)  $(8,513,333)
     Net loss                      $ (8,999,330)  $    (48,721)  $(9,048,051)
     Earnings/(loss) per share     $     (11.43)                 $    (11.49)
     ProForma Weighted Average
     Number of Shares Outstanding       787,536                      787,536


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